UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2015

_________________________

UCP, Inc.

(Exact Name of Registrant as Specified in Charter)
_________________________

Delaware	001-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)

On May 13, 2015, UCP, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

(b)

At the Annual Meeting, the Company’s stockholders: (i) elected the two persons listed below to serve as Class II directors for a term expiring at the 2018 Annual Meeting of Stockholders and until his successor has been elected and qualified; and (ii) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015.  Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders:

Proposal 1: The election of two Class II directors for a term expiring at the 2018 Annual Meeting of Stockholders and until his successor has been elected and qualified.

Director Name	For	Withheld	Broker Non-Votes
Dustin L. Bogue	15,293,003	2,093,584	590,990
Peter H. Lori	15,873,971	1,512,616	590,990

Proposal 2: The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
17,974,487	3,090	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015	UCP, INC.

	By:	/s/ William J. La Herran
William J. La Herran
Chief Financial Officer and Treasurer